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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 29, 2004
                                                          -------------

                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      0-25478                63-1133624
        --------                      -------                ----------
(State or other jurisdiction of     (Commission              (IRS Employer
    incorporation)                  File Number)             Identification No.)

                 102 South Court Street, Florence, Alabama 35630
                ------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K, dated July 29, 2004 and originally filed with the Securities and Exchange Commission on August 3, 2004, is being filed to correct an omission from Item 7. Financial Statements and Exhibits of the original Form 8-K filing (which Item 7 has since been renumbered and retitled "Item 9.01 Financial Statements and Exhibits"). Attached to this Amendment No. 1 is Exhibit 99.2 to the original Form 8-K, which was referenced in the original Form 8-K but inadvertently excluded from such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

      (c)   Exhibits.

      The following exhibits are filed as part of this report:

Exhibit
Number            Description
------            -----------

Exhibit 99.2      Memorandum of Understanding, dated July 29, 2004








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST SOUTHERN BANCSHARES, INC.


Dated: December 6, 2004             By:  /s/ B. Jack Johnson
                                         -------------------------------------
                                         B. Jack Johnson
                                         President and Chief Executive Officer













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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------


Exhibit 99.2      Memorandum of Understanding, dated July 29, 2004










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